                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       01/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Small Company Value Fund

Semiannual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to December 3, 2001 are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/05
Scudder Small Company Value Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	12.99%	13.16%	13.89%	15.74%	11.85%
Class B	12.45%	12.10%	12.93%	14.80%	10.95%
Class C	12.43%	12.17%	12.97%	14.82%	10.98%
Russell 2000 Value Index+	14.24%	13.59%	14.47%	16.93%	14.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/05	$ 25.92	$ 25.35	$ 25.37
7/31/04	$ 26.23	$ 25.72	$ 25.75
Distribution Information: Six Months: Income Dividends as of 1/31/05	$ .13	$ —	$ —
Short-Term Capital Gains	$ .92	$ .92	$ .92
Long-Term Capital Gains	$ 2.74	$ 2.74	$ 2.74
Class A Lipper Rankings — Small-Cap Value Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	152	of	234	65
3-Year	86	of	168	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Value Fund — Class A [] Russell 2000 Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,665	$13,924	$19,571	$26,794
	Average annual total return	6.65%	11.67%	14.37%	11.14%
Class B	Growth of $10,000	$10,916	$14,204	$19,836	$26,364
	Average annual total return	9.16%	12.41%	14.68%	10.95%
Class C	Growth of $10,000	$11,217	$14,419	$19,958	$26,421
	Average annual total return	12.17%	12.97%	14.82%	10.98%
Russell 2000 Value Index+	Growth of $10,000	$11,359	$15,001	$21,859	$33,635
	Average annual total return	13.59%	14.47%	16.93%	14.01%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.

+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 1/3105
Scudder Small Company Value Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	13.08%	13.38%	14.16%	16.03%	12.16%
Russell 2000 Value Index+	14.24%	13.59%	14.47%	16.93%	14.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/05	$ 25.92
7/31/04	$ 26.27
Distribution Information: Six Months: Income Dividends as of 1/31/05	$ .20
Short-Term Capital Gains	$ .92
Long-Term Capital Gains	$ 2.74

Class S Lipper Rankings — Small-Cap Value Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	141	of	234	60
3-Year	82	of	168	49
5-Year	70	of	130	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Value Fund — Class S [] Russell 2000 Value Index+

Yearly periods ended January 31
Comparative Results as of 1/31/05
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,338	$14,880	$21,034	$29,142
	Average annual total return	13.38%	14.16%	16.03%	12.16%
Russell 2000 Value Index+	Growth of $10,000	$11,359	$15,001	$21,859	$33,635
	Average annual total return	13.59%	14.47%	16.93%	14.01%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995. Index returns begin October 31, 1995.

+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section.The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,129.90	$ 1,124.50	$ 1,124.30	$ 1,130.80
Expenses Paid per $1,000*	$ 7.19	$ 11.46	$ 11.89	$ 5.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,018.45	$ 1,014.42	$ 1,014.01	$ 1,020.01
Expenses Paid per $1,000*	$ 6.82	$ 10.87	$ 11.27	$ 5.24

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder Small Company Value Fund	1.34%	2.14%	2.22%	1.03%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Janet Campagna and Robert Wang address the economy, the management team's approach and the resulting performance of Scudder Small Company Value Fund for the six-month period of August 1, 2004 through January 31, 2005.

Q:  How would you characterize the market environment during the period?

A:  The stock market during the period witnessed a turnaround, with a strong rally following the reelection of President Bush helping to reverse an earlier correction caused by weakness in the technology sector.

Investor concerns about increasing inventories and sluggish demand in technology coupled with generalized anxiety regarding a closer than expected US presidential race sent stocks lower during the first half of August. Despite investor perceptions, however, economic growth remained reasonably healthy and crude oil prices retreated briefly from their historic highs. Oil prices spiked in October once again due to growing inventory deficits in the US and abroad and in anticipation of the upcoming winter heating season.

Nonetheless, stocks were up following the election in November. The Republican victory was a boon to health care providers and insurers, in particular, which were expected to benefit from a more favorable regulatory environment. The dollar continued to fall, reaching new lows against the euro and resulting in increased profits for US-based exporters and generally higher stock prices. Investors rode a wave of optimism through the year's end. In January — a month in which, historically, stocks have tended to rally on prospects for the New Year — widespread profit-taking and moderating economic growth caused the market to dip.

Small capitalization value stocks continued to outperform other asset classes. The benchmark Russell 2000 Value Index (the most commonly used measure of small cap value stock performance) gained 14.24% versus the Russell 2000 Growth Index (the most commonly used measure of small cap growth stock performance), which was up 13.48% for the six months ended January 31, 2005.1 Comparatively, the Standard & Poor's 500 Index (S&P 500) (the most widely used measure of large capitalization stock performance) rose just 8.16% during the same period.2

1 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Growth Index is an unmanaged index that consists of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.

2 The Standard & Poor's 500 Index is an unmanaged group of large-capitalization stocks that generally are representative of the overall stock market.

Index returns reflect the reinvestment of all distributions, and unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

Q:  How did the portfolio perform during the period?

A:  Scudder Small Company Value Fund Class A shares posted a total return of 12.99% for the semiannual period August 1, 2004 through January 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) While absolute performance of the fund was strong, it trailed the 14.24% total return of its benchmark, the Russell 2000 Value Index, for the same period. The fund also underperformed the 13.32% average total return of its peers in the Small Company Value Funds category, as tracked by Lipper, Inc., for the same period.3 (Please see pages 3 through 7 for more complete performance information.)

3 The Small Company Value Funds category as tracked by Lipper Inc. includes those funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds normally will have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the US diversified small cap funds universe average.

While we are pleased with the fund's absolute performance, we are disappointed not to have achieved our dual goals of outperforming the benchmark and the average of our peers. During the period, investors in general continued to favor lower quality stocks. The fund seeks to invest in higher quality companies, which put the fund at a distinct disadvantage.

Q:  Will you describe your investment process?

A:  Our proprietary US stock evaluation model incorporates valuation and growth investment parameters to help pinpoint timely entry and exit opportunities. We believe that by combining the techniques used by fundamental value investors with extensive, quantitative growth and earnings analysis, we can minimize investment-style bias and ultimately produce a pure, or objective, stock selection process that can add value in any market environment. In addition, we incorporate technical analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that objectivity and discipline achieved through the use of quantitative investment models provide a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well-diversified, with only nominal deviations from the benchmark's industry weightings.

The portfolio's maximum industry underweight or overweight (its proportionate holdings relative to the benchmark index) is +/-2%. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class at all, selecting only from among the universe of small company value stocks.

As a rule, we do not make "macro bets," meaning investment decisions based on the outlook of the economy or the expected performance of a given industry sector. Every time we rebalance the portfolio's sector allocations, every time we trade, we are attempting to optimize the portfolio's risk-adjusted return through stock selection.

Q:  Which stocks contributed most to fund performance during the period?

A:  While stock selection in health care equipment and services added to the fund's performance relative to the benchmark, Russell 2000 Value Index, the portfolio's top contributors to relative performance were concentrated in the materials and technology hardware and equipment sectors.

Among materials, the top performer was Georgia Gulf Corp., a manufacturer and marketer of two products, chemicals and plastic products, with two integrated product lines: core vinyls and aromatics. High sales volumes in aromatics helped the company to exceed earnings expectations. We continue to own the company based on various factors which suggest that management is a good steward of invested capital.

Quanex Corp., also among the portfolio's holdings in materials stocks, made broad strides during the period. Quanex is engaged in the production of vehicular and building products, including engineered carbon and alloyed steel bars, flexible insulating glass and precision metal and wood forms. The company continues to experience robust demand across its three major divisions. During the period, Quanex revised earnings expectations upward for 2005. We continue to feel very positive about the company, which according to our model demonstrates solid cash flow-to-price ratios, earnings quality and price momentum. The company ranks high among its peers, according to our model.

Within the technology hardware and equipment space, MTS Systems Corp. was the top performer. MTS is a global supplier of testing products that help customers accelerate and improve their design, development and manufacturing processes. The company has consistently shown an ability to understand and meet its customers' evolving testing needs. Demand for their products continued to be robust, notably in Europe and Asia. MTS delivered outstanding revenue and earnings growth, particularly in the fourth quarter of 2004. Analysts have revised earnings estimates upward and our proprietary model suggests that the company's momentum is good.

Q:  What detracted from performance?

A:  Portfolio holdings within the hotel, restaurant and leisure, telecommunications and banking industries sustained losses during the period.

Technology and telecommunications company CommScope, Inc. was the portfolio's biggest loser. The company designs, manufactures and markets a line of coaxial, fiber-optic and other high-performance electronic cable products. The company pre-announced disappointing fourth quarter results, marked by meaningfully lower than expected profit margins, despite higher than expected revenues. Management attributed the earnings miss to higher material and freight costs, and to the negative impact of the company's product mix. Nevertheless, the stock continues to demonstrate fundamental strength according to our proprietary model, with attractive factors, including: momentum, earnings quality and cash flow return on invested capital.

United Rentals, Inc., an equipment rental company with more than 730 rental locations in the US, Canada and Mexico, suffered a significant single-day loss in value. Investors responded harshly to news that the company had received a letter of inquiry from the Securities and Exchange Commission (SEC) requesting accounting records from several years ago. In cases such as this, in which bad news, or the perception of it, negatively affects a stock's performance, the team gathers to analyze all the available data and together decides how to proceed. We believe it is far more difficult to manipulate cash flow than net income figures. Therefore, we carefully examined both the company's historical earnings quality — which appeared to be good — and cash flow — which showed strong growth. By examining these and other factors, we gained some assurance that, regardless of what may have occurred in the past, the company appeared of good quality. We continued to hold the stock based on our findings. It rebounded nicely throughout the last months of the period.

Within technology, palmOne, Inc., a global provider of computing devices, lost ground to increasing competition from major players in the handheld industry, including Nokia Corp. and Samsung Electronics Co., Ltd.. Further, the market for personal digital assistants has been shrinking, as so-called "smart phones" gain popularity with consumers. Delays in signing key partners in the launch of palmOne's new Treo smartphone coupled with charges relating to the departing CEO's severance package forced the company to guide earnings lower for the third quarter. The stock traded down subsequently. The team continues to favor palmOne, however, given its cash flow growth, forward earnings profile and price relative to its industry peers. (As of January 31, 2005, the position in palmOne was sold.)

Q:  Do you have any closing comments for shareholders?

A:  We continued to see a shift in investor preference from lower quality to higher quality stocks. Toward the end of the period, dividend-paying companies with solid earnings tended to outperform those without. This trend bodes well for Scudder Small Company Value Fund, which seeks small cap companies with solid fundamentals, including strong cash flows, robust earnings and above average growth prospects relative to their industry peers.

Throughout history, the prudence of broad diversification has been well proven. Regardless of fickle market sentiment or short-term fluctuations in the economy or interest rates, investors are poised to benefit from exposure to different asset classes. We believe that our disciplined investment process can help investors gain exposure to some of the best prospects for small cap value performance in any market environment.

As always, we thank our investors for their continued commitment to Scudder Small Company Value Fund. We look forward to continuing to serve their needs and to helping them meet their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation	1/31/05	7/31/04

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	1/31/05	7/31/04

Financials	32%	32%
Industrials	13%	14%
Materials	11%	10%
Information Technology	11%	9%
Consumer Discretionary	10%	13%
Energy	8%	8%
Health Care	6%	5%
Utilities	6%	5%
Consumer Staples	3%	3%
Telecommunication Services	—	1%
	100%	100%
Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value Index
Small Companies ($ millions) Market Capitalization	1,188.5	1,032.1
Value Orientation P/E Trailing Twelve Months	24.30x	28.89x
Price/Sales	2.00x	10.97x
Price/Book Value	2.40x	2.46x

Asset allocation, sector diversification and stock characteristics are subject to change.

Ten Largest Equity Holdings at January 31, 2005 (14.5% of Net Assets)
1. Energen Corp. Producer and distributor of natural gas	1.8%
2. FMC Corp. Producer of chemicals and machinery for industry and agriculture	1.5%
3. Houston Exploration Co. Explorer and developer of natural gas and oil	1.5%
4. FirstFed Financial Corp. Holder for provider of banking services	1.5%
5. Overseas Shipholding Group, Inc. Operator of a fleet of marine transport vessels	1.4%
6. Quanex Corp. Manufacturer of specialized carbon, alloy, steel and aluminum products	1.4%
7. LandAmerica Financial Group, Inc. Provider of property insurance	1.4%
8. Georgia Gulf Corp. Manufacturer and marketer of chemicals and plastic products	1.4%
9. BankUnited Financial Corp. Operator of savings institutions	1.3%
10. Philadelphia Consolidated Holding Corp. Operator of a commercial property and casualty insurance company	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 97.7%
Consumer Discretionary 10.2%
Auto Components 0.7%
Tenneco Automotive, Inc.*	163,000	2,630,820
Distributors 0.6%
Handleman Co.	113,600	2,209,520
Hotels Restaurants & Leisure 2.6%
Argosy Gaming Co.*	35,200	1,625,888
Bob Evans Farms, Inc.	99,300	2,418,948
Jack in the Box, Inc.*	94,500	3,267,810
Ryan's Restaurant Group, Inc.*	129,300	1,776,582
		9,089,228
Household Durables 1.3%
American Greetings Corp. "A"	124,100	2,995,774
WCI Communities, Inc.*	46,200	1,471,932
		4,467,706
Internet & Catalog Retail 0.2%
Priceline.com, Inc.*	28,200	637,038
Media 0.4%
Journal Communications, Inc. "A"	95,700	1,641,255
Specialty Retail 2.2%
Stage Stores, Inc.*	92,400	3,652,572
Zales Corp.*	148,800	3,952,128
		7,604,700
Textiles, Apparel & Luxury Goods 2.2%
Skechers USA, Inc. "A"*	132,400	1,939,660
The Warnaco Group, Inc.*	80,600	1,741,766
Wolverine World Wide, Inc.	124,900	3,925,607
		7,607,033
Consumer Staples 3.0%
Food & Staples Retailing 0.3%
Nash Finch Co.	22,300	929,799
Food Products 2.7%
Corn Products International, Inc.	93,000	2,730,480
Flowers Foods, Inc.	95,850	2,924,383
J & J Snack Foods Corp.	9,000	434,250
Lance, Inc.	40,800	707,064
Sanderson Farms, Inc.	64,300	2,810,553
		9,606,730
Energy 7.4%
Energy Equipment & Services 0.4%
NS Group, Inc.*	41,100	1,239,987
Oil & Gas 7.0%
Cimarex Energy Co.*	67,400	2,443,250
Houston Exploration Co.*	94,800	5,139,108
Magnum Hunter Resources, Inc.*	242,700	3,618,657
Meridian Resource Corp.*	277,700	1,474,587
Overseas Shipholding Group, Inc.	88,900	4,961,509
St. Mary Land & Exploration Co.	72,900	3,135,429
Tesoro Petroleum Corp.*	123,000	3,916,320
		24,688,860
Financials 31.4%
Banks 13.0%
BankAtlantic Bancorp., Inc. "A"	152,500	2,931,050
BankUnited Financial Corp. "A"*	160,700	4,689,226
Commercial Capital Bancorp., Inc.	129,100	2,567,799
Downey Financial Corp.	40,700	2,596,660
FirstFed Financial Corp.*	96,300	5,123,160
Greater Bay Bancorp.	49,200	1,341,684
Hancock Holding Co.	81,400	2,630,848
IBERIABANK Corp.	21,100	1,279,293
MAF Bancorp., Inc.	80,800	3,568,128
Old National Bancorp.	51,870	1,129,210
Pacific Capital Bancorp.	108,566	3,330,805
PFF Bancorp., Inc.	12,700	545,338
Sandy Spring Bancorp., Inc.	22,350	823,486
Silicon Valley Bancshares*	66,000	2,880,240
Texas Regional Bancshares, Inc. "A"	127,935	3,958,948
UMB Financial Corp.	19,135	1,049,363
United Bankshares, Inc.	56,200	1,916,420
Westamerica Bancorp.	64,100	3,328,072
		45,689,730
Consumer Finance 0.6%
Cash America International, Inc.	77,600	2,219,360
Diversified Financial Services 1.1%
Advanta Corp. "B"	18,700	425,612
CharterMac	38,400	901,632
GATX Corp.	56,800	1,691,504
MCG Capital Corp.	48,600	850,500
		3,869,248
Insurance 4.6%
LandAmerica Financial Group, Inc.	94,700	4,871,368
Philadelphia Consolidated Holding Corp.*	69,600	4,668,072
Stewart Information Services Corp.	114,500	4,615,495
The Midland Co.	38,100	1,274,064
Triad Guaranty, Inc.*	11,600	627,676
		16,056,675
Real Estate 12.1%
American Financial Realty Trust (REIT)	107,800	1,622,390
Amli Residential Properties Trust (REIT)	35,800	1,042,496
Anthracite Capital, Inc. (REIT)	88,300	1,058,717
Anworth Mortgage Asset Corp. (REIT)	38,100	379,476
Brandywine Realty Trust (REIT)	49,800	1,379,460
CarrAmerica Realty Corp. (REIT)	53,500	1,623,725
Colonial Properties Trust (REIT)	26,000	943,800
Commercial Net Lease Realty (REIT)	63,700	1,194,375
Cousins Properties, Inc. (REIT)	35,500	1,075,295
CRT Properties, Inc. (REIT)	45,900	1,053,864
Equity Lifestyle Properties, Inc. (REIT)	22,600	774,728
Essex Property Trust, Inc. (REIT)	18,800	1,352,660
FelCor Lodging Trust, Inc. (REIT)*	80,800	1,127,968
First Industrial Realty Trust, Inc. (REIT)	41,700	1,631,304
Gables Residential Trust (REIT)	34,400	1,151,024
Glimcher Realty Trust (REIT)	38,700	990,333
Healthcare Realty Trust, Inc. (REIT)	46,900	1,710,443
Heritage Property Investment Trust (REIT)	36,600	1,077,504
Highwoods Properties, Inc. (REIT)	56,500	1,384,250
Home Properties, Inc. (REIT)	35,900	1,450,360
Impac Mortgage Holdings, Inc. (REIT)	73,000	1,667,320
Jones Lang LaSalle, Inc.*	51,500	1,841,125
Kilroy Realty Corp. (REIT)	33,200	1,297,456
Kramont Realty Trust (REIT)	43,500	1,018,335
Lexington Corporate Properties Trust (REIT)	56,600	1,211,240
MFA Mortgage Investments, Inc. (REIT)	108,000	902,880
Nationwide Health Properties, Inc. (REIT)	68,500	1,485,765
Post Properties, Inc. (REIT)	3,200	101,376
Prentiss Properties Trust (REIT)	44,800	1,605,184
Realty Income Corp. (REIT)	74,400	1,734,264
Redwood Trust, Inc. (REIT)	21,100	1,195,526
Sovran Self Storage, Inc. (REIT)	26,500	1,054,700
Sun Communities, Inc. (REIT)	27,400	1,016,540
Taubman Centers, Inc. (REIT)	40,600	1,096,606
Washington Real Estate Investment Trust (REIT)	36,100	1,093,108
		42,345,597
Health Care 6.3%
Health Care Equipment & Supplies 2.7%
Haemonetics Corp.*	118,800	4,617,756
Sola International, Inc.*	86,000	2,374,460
Sybron Dental Specialties, Inc.*	69,500	2,624,320
		9,616,536
Health Care Providers & Services 1.4%
AMERIGROUP Corp.*	52,300	2,150,053
Chemed Corp.	14,600	1,045,652
RehabCare Group, Inc.*	56,100	1,515,822
		4,711,527
Pharmaceuticals 2.2%
Alpharma, Inc. "A"	175,900	2,647,295
Enzon Pharmaceuticals, Inc.*	127,100	1,639,590
Perrigo Co.	203,100	3,483,165
		7,770,050
Industrials 12.7%
Aerospace & Defense 1.6%
DRS Technologies, Inc.*	39,500	1,603,700
Moog, Inc. "A"*	94,200	4,096,758
		5,700,458
Airlines 0.4%
Frontier Airlines, Inc.*	181,000	1,534,880
Building Products 1.6%
Griffon Corp.*	110,700	2,981,151
Jacuzzi Brands, Inc.*	240,200	2,426,020
		5,407,171
Commercial Services & Supplies 2.3%
Consolidated Graphics, Inc.*	80,200	3,384,440
NCO Group, Inc.*	67,100	1,528,538
Nu Skin Enterprises, Inc. "A"	133,800	3,128,244
		8,041,222
Construction & Engineering 1.3%
Dycom Industries, Inc.*	118,500	3,219,645
Quanta Services, Inc.*	171,200	1,280,576
		4,500,221
Electrical Equipment 0.2%
Woodward Governor Co.	7,800	555,633
Industrial Conglomerates 0.9%
Tredegar Corp.	191,000	3,237,450
Machinery 3.0%
Kennametal, Inc.	70,400	3,445,376
Terex Corp.*	95,500	4,111,275
Wabash National Corp.*	112,300	2,850,174
		10,406,825
Marine 0.2%
Kirby Corp.	13,500	594,540
Road & Rail 0.4%
USF Corp.	46,400	1,529,344
Trading Companies & Distributors 0.8%
United Rentals, Inc.*	173,300	2,947,833
Information Technology 10.4%
Communications Equipment 0.7%
CommScope, Inc.*	159,500	2,397,285
Computers & Peripherals 0.8%
Komag, Inc.*	148,100	2,877,583
Electronic Equipment & Instruments 2.3%
Agilysys, Inc.	77,200	1,301,592
MTS Systems Corp.	93,300	3,324,279
Rofin-Sinar Technologies, Inc.*	88,700	3,556,870
		8,182,741
Internet Software & Services 0.2%
DoubleClick, Inc.*	81,100	661,776
IT Consulting & Services 2.8%
BISYS Group, Inc.*	255,900	3,933,183
CSG Systems International, Inc.*	155,300	2,814,036
eFunds Corp.*	140,900	3,142,070
		9,889,289
Semiconductors & Semiconductor Equipment 1.4%
Integrated Device Technology, Inc.*	204,500	2,400,830
Photronics, Inc.*	154,700	2,320,500
		4,721,330
Software 2.2%
Borland Software Corp.*	181,200	1,554,696
Internet Security Systems, Inc.*	45,600	1,019,160
Parametric Technology Corp.*	505,800	2,883,060
THQ, Inc.*	98,400	2,189,400
		7,646,316
Materials 10.5%
Chemicals 4.0%
Cambrex Corp.	39,200	874,552
FMC Corp.*	110,900	5,233,371
Georgia Gulf Corp.	94,400	4,827,616
Stepan Co.	12,800	297,472
Terra Industries, Inc.*	345,900	2,784,495
		14,017,506
Containers & Packaging 1.9%
Longview Fibre Co.	80,500	1,250,165
Myers Industries, Inc.	69,907	904,597
Silgan Holdings, Inc.	73,900	4,415,525
		6,570,287
Metals & Mining 3.0%
Carpenter Technology Corp.	47,700	2,922,102
Oregon Steel Mills, Inc.*	121,300	2,897,857
Quanex Corp.	93,550	4,931,956
		10,751,915
Paper & Forest Products 1.6%
Pope & Talbot, Inc.	65,500	991,015
Potlatch Corp.	99,400	4,574,388
		5,565,403
Telecommunication Services 0.2%
Diversified Telecommunication Services
General Communication, Inc. "A"*	75,300	751,494
Utilities 5.6%
Electric Utilities 1.0%
PNM Resources, Inc.	133,050	3,356,852
Gas Utilities 1.6%
New Jersey Resources Corp.	76,450	3,352,332
Northwest Natural Gas Co.	47,900	1,626,205
Piedmont Natural Gas Co., Inc.	27,100	629,533
		5,608,070
Multi-Utilities 3.0%
Avista Corp.	232,100	4,101,207
Energen Corp.	109,100	6,397,624
		10,498,831
Total Common Stocks (Cost $283,758,370)		342,583,654
	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bills, 2.356%**, 4/21/2005 (c) (Cost $785,996)	790,000	785,996
	Shares	Value ($)

Cash Equivalents 2.3%
Scudder Cash Management QP Trust, 2.30% (b) (Cost $8,080,547)	8,080,547	8,080,547
	% of Net Assets	Value ($)

Total Investment Portfolio 100.0% (Cost $292,624,913) (a)	100.2	351,450,197
Other Assets and Liabilities, Net	(0.2)	(796,134)
Net Assets	100.0	350,654,063

* Non-income producing security.

** Annualized yield at the time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $293,055,015. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $58,395,182. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,679,350 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,284,168.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) At January 31, 2005, this security has been pledged in whole or in part, to cover initial margin requirements for open futures contracts.

At January 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized (Depreciation) ($)
Russell 2000 Index	3/17/2005	27	8,492,342	8,442,226	(50,116)

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $284,544,366)	$ 343,369,650
Investment in Scudder Cash Management QP Trust (cost $8,080,547)	8,080,547
Total investments in securities, at value (cost $292,624,913)	351,450,197
Receivable for Fund shares sold	282,858
Dividends receivable	178,467
Interest receivable	20,966
Receivable for daily variation margin on open futures contracts	126,225
Other assets	29,113
Total assets	352,087,826
Liabilities
Payable for Fund shares redeemed	941,884
Accrued management fee	226,223
Other accrued expenses and payables	265,656
Total liabilities	1,433,763
Net assets, at value	$ 350,654,063
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(266,872)
Net unrealized appreciation (depreciation) on: Investments	58,825,284
Futures	(50,116)
Accumulated net realized gain (loss)	4,534,037
Paid-in capital	287,611,730
Net assets, at value	$ 350,654,063

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($14,365,520 ÷ 554,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.92
Maximum offering price per share (100 ÷ 94.25 of $25.92)	$ 27.50

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,775,414 ÷ 148,944 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 25.35

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,117,742 ÷ 122,889 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 25.37
Class S Net Asset Value, offering and redemption price (a) per share ($329,395,387 ÷ 12,708,407 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.92

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 2,837,867
Interest	608
Interest — Scudder Cash Management QP Trust	100,098
Total Income	2,938,573
Expenses: Management fee	1,256,016
Services to shareholders	327,338
Custodian and accounting fees	62,037
Distribution service fees	45,693
Auditing	27,251
Legal	7,887
Trustees' fees and expenses	3,867
Reports to shareholders	24,469
Registration fees	26,218
Other	5,238
Total expenses, before expense reductions	1,786,014
Expense reductions	(2,420)
Total expenses, after expense reductions	1,783,594
Net investment income (loss)	1,154,979
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,691,010
Futures	998,703
9,689,713
Net unrealized appreciation (depreciation) during the period on: Investments	28,771,661
Futures	198,572
28,970,233
Net gain (loss) on investment transactions	38,659,946
Net increase (decrease) in net assets resulting from operations	$ 39,814,925

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004
Operations: Net investment income (loss)	$ 1,154,979	$ 1,492,707
Net realized gain (loss) on investment transactions	9,689,713	53,380,895
Net unrealized appreciation (depreciation) during the period on investment transactions	28,970,233	7,910,326
Net increase (decrease) in net assets resulting from operations	39,814,925	62,783,928
Distributions to shareholders from: Net investment income:
Class A	(62,025)	(3,518)
Class S	(2,237,133)	(855,594)
Net realized gains: Class A	(1,743,121)	—
Class B	(489,354)	—
Class C	(393,589)	—
Class S	(41,141,552)	—
Fund share transactions: Proceeds from shares sold	41,029,453	79,789,628
Reinvestment of distributions	44,621,974	653,444
Cost of shares redeemed	(31,244,367)	(83,298,498)
Redemption fees	18,062	33,283
Net increase (decrease) in net assets from Fund share transactions	54,425,122	(2,822,143)
Increase (decrease) in net assets	48,173,273	59,102,673
Net assets at beginning of period	302,480,790	243,378,117
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $266,872 and $877,307, respectively)	$ 350,654,063	$ 302,480,790

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 26.23	$ 20.85	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.08	.05	.03
Net realized and unrealized gain (loss) on investment transactions	3.42	5.32	2.28	(.09)
Total from investment operations	3.48	5.40	2.33	(.06)
Less distributions from: Net investment income	(.13)	(.02)	—	(.07)
Net realized gains on investment transactions	(3.66)	—	(2.25)	—
Total distributions	(3.79)	(.02)	(2.25)	(.07)
Redemption fees	—***	—***	—***	.01
Net asset value, end of period	$ 25.92	$ 26.23	$ 20.85	$ 20.77
Total Return (%)[d]	12.99**	25.84	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	9	3	3
Ratio of expenses (%)	1.34*	1.35	1.44	1.48*
Ratio of net investment income (loss) (%)	.41*	.35	.28	.23*
Portfolio turnover rate (%)	66*	135	168	157

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from December 3, 2001 (commencement of operations of Class A shares) to July 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended July 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.72	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.12)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	3.34	5.23	2.25	(.07)
Total from investment operations	3.29	5.11	2.15	(.16)
Less distributions from: Net investment income	—	—	—	(.03)
Net realized gains on investment transactions	(3.66)	—	(2.25)	—
Total distributions	(3.66)	—	(2.25)	(.03)
Redemption fees	—***	—***	—***	.01
Net asset value, end of period	$ 25.35	$ 25.72	$ 20.61	$ 20.71
Total Return (%)[d]	12.45**	24.79	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	2
Ratio of expenses before expense reductions (%)	2.15*	2.24	2.26	2.28*
Ratio of expenses after expense reductions (%)	2.14*	2.24	2.26	2.28*
Ratio of net investment income (loss) (%)	(.39)*	(.54)	(.54)	(.57)*
Portfolio turnover rate (%)	66*	135	168	157

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from December 3, 2001 (commencement of operations of Class B shares) to July 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended July 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 25.75	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.10)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	3.34	5.24	2.25	(.08)
Total from investment operations	3.28	5.14	2.15	(.16)
Less distributions from: Net investment income	—	—	—	(.03)
Net realized gains on investment transactions	(3.66)	—	(2.25)	—
Total distributions	(3.66)	—	(2.25)	(.03)
Redemption fees	—***	—***	—***	.01
Net asset value, end of period	$ 25.37	$ 25.75	$ 20.61	$ 20.71
Total Return (%)[d]	12.43**	24.94	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.66		.43
Ratio of expenses before expense reductions (%)	2.23*	2.08	2.25	2.26*
Ratio of expenses after expense reductions (%)	2.22*	2.08	2.25	2.26*
Ratio of net investment income (loss) (%)	(.47)*	(.38)	(.53)	(.55)*
Portfolio turnover rate (%)	66*	135	168	157

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from December 3, 2001 (commencement of operations of Class C shares) to July 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 26.27	$ 20.87	$ 20.79	$ 21.45	$ 16.58	$ 19.40
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.13	.10	.13	.04	.02
Net realized and unrealized gain (loss) on investment transactions	3.41	5.35	2.28	(.71)	4.85	(2.83)
Total from investment operations	3.51	5.48	2.38	(.58)	4.89	(2.81)
Less distributions from: Net investment income	(.20)	(.08)	(.05)	(.09)	(.03)	(.02)
Net realized gains on investment transactions	(3.66)	—	(2.25)	—	—	—
Total distributions	(3.86)	(.08)	(2.30)	(.09)	(.03)	(.02)
Redemption fees	—***	—***	—***	.01	.01	.01
Net asset value, end of period	$ 25.92	$ 26.27	$ 20.87	$ 20.79	$ 21.45	$ 16.58
Total Return (%)	13.08**	26.26	13.40	(2.69)	29.57[c]	(14.43)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	329	288	237	240	221	161
Ratio of expenses before expense reductions (%)	1.03*	1.16	1.21	1.21	1.25[d]	1.84[e]
Ratio of expenses after expense reductions (%)	1.03*	1.16	1.21	1.21	1.18[d]	1.32[e]
Ratio of net investment income (loss) (%)	.72*	.54	.51	.56	.21	.12
Portfolio turnover rate (%)	66*	135	168	157	71	29

[a] For the six months ended January 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses include a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.25%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Effective February 4, 2005, the Fund will impose a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $117,488,396 and $106,656,209, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition, for the period April 1, 2004 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.34%, 1.36%, 1.36% and 1.34% for Class A, B, C and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees and organizational and offering expenses).

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $82 and $79, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the Shareholder Servicing Fee they receive from the Fund. For the six months ended January 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2005
Class A	$ 13,733	$ 1,522
Class B	4,734	1,592
Class C	4,646	559
Class S	274,299	140,901
	$ 297,412	$ 144,574

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended January 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $51,633, $35,302 of which is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2005
Class B	$ 13,224	$ 2,281
Class C	10,286	1,929
	$ 23,510	$ 4,210

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2005	Annualized Effective Rate
Class A	$ 14,893	$ 3,075.24%
Class B	4,234	897.24%
Class C	3,056	900.22%
	$ 22,183	$ 4,872

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2005 aggregated $5,924.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2005, the CDSC for Class B and C shares aggregated $2,716 and $1,716, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Reductions

For the six months ended January 31, 2005, the Advisor agreed to reimburse the Fund $2,398, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2005, the Fund's custodian fees were reduced by $22 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	247,105	$ 6,828,600	290,205	$ 7,448,466
Class B	42,857	1,167,567	75,643	1,822,667
Class C	71,052	1,921,361	197,200	5,145,112
Class S	1,125,620	31,111,925	2,590,728	65,373,383
		$ 41,029,453		$ 79,789,628
Shares issued to shareholders in reinvestment of distributions
Class A	61,215	$ 1,622,802	132	$ 3,267
Class B	17,262	447,942	—	—
Class C	14,434	375,148	—	—
Class S	1,592,147	42,176,082	26,715	650,177
		$ 44,621,974		$ 653,444
Shares redeemed
Class A	(108,312)	$ (2,861,577)	(79,456)	$ (2,020,078)
Class B	(29,716)	(797,420)	(68,544)	(1,614,520)
Class C	(49,363)	(1,321,066)	(142,217)	(3,454,675)
Class S	(969,257)	(26,264,304)	(3,032,174)	(76,209,225)
		$ (31,244,367)		$ (83,298,498)
Redemption fees	—	$ 18,062	—	$ 33,283
Net increase (decrease)
Class A	200,008	$ 5,589,825	210,881	$ 5,431,655
Class B	30,403	818,089	7,099	208,147
Class C	36,123	975,443	54,983	1,690,437
Class S	1,748,510	47,041,765	(414,731)	(10,152,382)
		$ 54,425,122		$ (2,822,143)

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	811196-724	811196-716	811196-690
Fund Number	450	650	750

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	078
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Company Value Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005